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                                                                   EXHIBIT 10.24

                         RENEWAL TO EMPLOYMENT AGREEMENT

         This renewal to Employment Agreement (the "Renewal") is made this 1st day of January, 1999, by and between Caraco Pharmaceutical Laboratories Ltd. (the "Company") and Robert Kurkiewicz ("Employee").

                                   WITNESSETH:

         WHEREAS, the Company and Employee entered into an Employment Agreement dated October 22, 1993 (the "Employment Agreement");

         WHEREAS, the Company and Employee entered into an Amendment to that Employment Agreement dated April 1, 1997 (the "Amended Employment Agreement");

         NOW, THEREFORE, in consideration of the premises and covenants herein contained, the parties covenant and agree that the following shall become effective on January 1, 1999.

         1. Existing Employment Agreement. Except as modified hereby, the terms and conditions of the Employment Agreement shall continue in full force and effect.

         2. Salary. Paragraph 3(a) of the Amended Employment Agreement is hereby amended by increasing the annual salary payable to Employee from $92,250 to $120,000. Except for the change in the amount of the annual salary, the provisions of Paragraph 3(a) of the Employment Agreement continue in full force and effect.

         3. This Amended Employment Contract shall be for a term of four years
(4) renewable for successive one-year terms.

         4. Exhibit. Exhibit B shall be amended to add a car allowance of $380.00 per month.


         IN WITNESS WHEREOF, the Employee and the Company have executed this Agreement on the date first above written.


CARACO PHARMACEUTICAL LABORATORIES LTD.
a Michigan corporation


By:    /s/ Narendra N. Borkar                             EMPLOYEE:
       ---------------------------
       Narendra N. Borkar
Its:   Chief Executive Officer                            /s/Robert Kurkiewicz
                                                          ----------------------
                                                          Robert Kurkiewicz


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